                 As filed with the Securities and Exchange Commission
                                 on December 13, 1996

                                                 Registration No. 333-17745
          _________________________________________________________________

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                          __________________________________

                             AMENDMENT NO. 1 TO FORM S-3
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          _________________________________
                           United States Filter Corporation
                (Exact name of registrant as specified in its charter)

          DELAWARE                           3589
          (State or other jurisdiction       (Primary Standard Industrial
          of incorporation or organization)  Classification Code Number)

          33-0266015
          (I.R.S. Employer
          Identification No.)
                                  40-004 COOK STREET
                            PALM DESERT, CALIFORNIA 92211
                                    (619) 340-0098
                          (Address, including zip code, and
                      telephone number, including area code, of
                      registrant's principal executive offices)
                                 ___________________

                                  DAMIAN C. GEORGINO
                    VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                           UNITED STATES FILTER CORPORATION
                                  40-004 COOK STREET
                            PALM DESERT, CALIFORNIA 92211
                                    (619) 340-0098
                       (Name, address, including zip code, and
             telephone number, including area code, of agent for service)
                                 ___________________

                                       Copy to:
                                  JANICE C. HARTMAN
                              KIRKPATRICK & LOCKHART LLP
                                 1500 OLIVER BUILDING
                            PITTSBURGH, PENNSYLVANIA 15222
                                    (412) 355-6500

               APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
          From time to time after this registration statement becomes effective.



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               If the only securities being registered on this Form are
          being offered pursuant to dividend or interest reinvestment plans, please check the following box. ____
               If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. X
                                         ___
               If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ____
               If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ____
               If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ____

                            ______________________________


               THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.





















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                                       PART II

                        INFORMATION NOT REQUIRED IN PROSPECTUS



          ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

               (a) Exhibits. The following exhibits are filed as part of this amendment:

               EXHIBIT
               NUMBER   DESCRIPTION
               -------  -----------

               5.01     Opinion of Damian C. Georgino as to the
                        legality of the securities being registered

               23.01    Consent of Damian C. Georgino (included in
                        Exhibit 5.01)

                                      SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Desert, State of California, on December 13, 1996.

                                        UNITED STATES FILTER CORPORATION


                                        By:  /s/ Richard J. Heckmann
                                        ---------------------------------
                                        Richard J. Heckmann
                                        Chairman of the Board, President
                                        and Chief Executive Officer


               Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed by the following persons in the capacities and on the dates indicated.

                   Signature               Capacity             Date
                   ---------               --------             -----

          /s/ Richard J. Heckmann      Chairman of the   December 13, 1996
          --------------------------   Board, President
          Richard J. Heckmann          and Chief
                                       Executive
                                       Officer
                                       (Principal
                                       Executive
                                       Officer) and a
                                       Director

          /s/ Kevin L. Spence          Vice President    December 13, 1996
          --------------------------   and Chief
          Kevin L. Spence              Financial
                                       Officer
                                       (Principal
                                       Financial and
                                       Accounting
                                       Officer)

                  *                    Executive Vice    December 13, 1996
          --------------------------   President and a
          Michael J. Reardon           Director

                  *                    Senior Vice       December 13, 1996
          --------------------------   President and a
          Tim L. Traff                 Director





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                   Signature               Capacity             Date
                   ---------               --------             -----

                  *                    Director          December 13, 1996
          --------------------------
          James E. Clark

                                       Director
          --------------------------
          John L. Diederich

                                       Director
          --------------------------
          Robert S. Hillas

                                       Director
          --------------------------
          Arthur B. Laffer

                  *                    Director          December 13, 1996
          --------------------------
          Alfred E. Osborne, Jr.

                                       Director
          --------------------------
          J. Danforth Quayle

                  *                    Director          December 13, 1996
          --------------------------
          C. Howard Wilkins, Jr.



          /s/ Damian C. Georgino                         December 13, 1996
          --------------------------
          Damian C. Georgino
            *Attorney-in-Fact







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                                    EXHIBIT INDEX


          EXHIBIT                                           SEQUENTIAL PAGE
           NUMBER               DESCRIPTION                     NUMBER
          -------               -----------                 ---------------

           5.01     Opinion of Damian C. Georgino as to
                    the legality of the securities being
                    registered


          23.01     Consent of Damian C. Georgino
                    (included in Exhibit 5.01)







































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